Exhibit (a)(2)

Santiago, Chile, October 24, 2008

Shareholders of Compañía de Telecomunicaciones de Chile S.A.

Re: Increase in the offered price for shares of Compañía de Telecomunicaciones de Chile S.A. by Telefónica, S.A. through its affiliate Inversiones Telefónica Internacional Holding Limitada.

Dear Shareholders:

As part of the tender offer (the “Offer to Purchase”) launched by Inversiones Telefónica Internacional Holding Limitada (the “Offeror”), and in accordance with the announcement published in the Diario Financiero on October 13, 2008, the Offeror has stated that it has increased its offer for Compañía de Telecomunicaciones de Chile S.A. (“CTC”) Series A Common Stock from $1,000 to $1,100 Chilean pesos per share and for CTC Series B Common Stock from $900 to $990 Chilean pesos per share (the “Offer”), to be paid according to the same terms and conditions as before.

Considering the increase in the price of the Offer, together with the reasons detailed in my letter dated October 24, 2008, and in light of the factors described on pages 10 to 12 of the Supplement to the Offer to Purchase filed by Telefónica, S.A. with the U.S. Securities and Exchange Commission, and sent to the Chilean Securities and Exchange Commission on October 24, 2008, I ratify the conclusions contained in said letter dated October 24, 2008. In addition to the reasons set forth therein, due to the volatility observed in the capital markets in recent weeks and the increase in uncertainty, I consider that in the present circumstances the offered price constitutes a reasonable price to CTC shareholders. If I were a CTC shareholder, I would accept the Offer.

Nevertheless, I caution that the final decision regarding whether or not to tender your shares must be made by you. You should make an informed decision after consulting your legal, financial, tax and other advisors as appropriate.

Kind Regards,

/s/ Benjamin Holmes Bierwirth
Benjamin Holmes Bierwirth
Alternate Director

Santiago, Chile, October 24, 2008

Shareholders of Compañía de Telecomunicaciones de Chile S.A.

Re: Increase in the offered price for shares of Compañía de Telecomunicaciones de Chile S.A. by Telefónica, S.A. through its affiliate Inversiones Telefónica Internacional Holding Limitada.

Dear Shareholders:

As part of the tender offer (the “Offer to Purchase”) launched by Inversiones Telefónica Internacional Holding Limitada (the “Offeror”), and in accordance with the announcement published in the Diario Financiero on October 13, 2008, the Offeror has stated that it has increased its offer for Compañía de Telecomunicaciones de Chile S.A. (“CTC”) Series A Common Stock from $1,000 to $1,100 Chilean pesos per share and for CTC Series B Common Stock from $900 to $990 Chilean pesos per share (the “Offer”), to be paid according to the same terms and conditions as before.

Considering the increase in the price of the Offer, together with the reasons detailed in my letter dated October 24, 2008, and in light of the factors described on pages 10 to 12 of the Supplement to the Offer to Purchase filed by Telefónica, S.A. with the U.S. Securities and Exchange Commission, and sent to the Chilean Securities and Exchange Commission on October 24, 2008, I ratify the conclusions contained in said letter dated October 24, 2008. In addition to the reasons set forth therein, due to the volatility observed in the capital markets in recent weeks and the increase in uncertainty, I consider that in the present circumstances the offered price constitutes a reasonable price to CTC shareholders. If I were a CTC shareholder, I would accept the Offer.

Nevertheless, the final decision regarding whether or not to tender your shares must be made by you. You should make an informed decision after consulting your legal, financial, tax and other advisors as appropriate.

Kind Regards,

/s/ Hernán Cheyre V.
Hernán Cheyre V.
Director

Santiago, Chile, October 24, 2008

Shareholders of Compañía de Telecomunicaciones de Chile S.A.

Re: Increase in the offered price for shares of Compañía de Telecomunicaciones de Chile S.A. by Telefónica, S.A. through its affiliate Inversiones Telefónica Internacional Holding Limitada.

Dear Shareholders:

As part of the tender offer (the “Offer to Purchase”) launched by Inversiones Telefónica Internacional Holding Limitada (the “Offeror”), and in accordance with the announcement published in the Diario Financiero on October 13, 2008, the Offeror has stated that it has increased its offer for Compañía de Telecomunicaciones de Chile S.A. (“CTC”) Series A Common Stock from $1,000 to $1,100 Chilean pesos per share and for CTC Series B Common Stock from $900 to $990 Chilean pesos per share (the “Offer”), to be paid according to the same terms and conditions as before.

Considering the increase in the price of the Offer, together with the reasons detailed in my letter dated October 24, 2008, and in light of the factors described on pages 10 to 12 of the Supplement to the Offer to Purchase filed by Telefónica, S.A. with the U.S. Securities and Exchange Commission, and sent to the Chilean Securities and Exchange Commission on October 24, 2008, I ratify the conclusions contained in said letter dated October 24, 2008 and I conclude that the offered price constitutes a fair price to CTC shareholders and I recommend the acceptance of the Offer.

I caution that the final decision regarding whether or not to tender your shares must be made by you. You should make an informed decision after consulting your legal, financial, tax and other advisors as appropriate.

Kind Regards,

/s/ Marco Colodro Hadjes
Marco Colodro Hadjes

Santiago, Chile, October 24, 2008

Shareholders of Compañía de Telecomunicaciones de Chile S.A.

Re: Increase in the offered price for shares of Compañía de Telecomunicaciones de Chile S.A. by Telefónica, S.A. through its affiliate Inversiones Telefónica Internacional Holding Limitada.

Dear Shareholders:

As part of the tender offer (the “Offer to Purchase”) launched by Inversiones Telefónica Internacional Holding Limitada (the “Offeror”), and in accordance with the announcement published in the Diario Financiero on October 13, 2008, the Offeror has stated that it has increased its offer for Compañía de Telecomunicaciones de Chile S.A. (“CTC”) Series A Common Stock from $1,000 to $1,100 Chilean pesos per share and for CTC Series B Common Stock from $900 to $990 Chilean pesos per share (the “Offer”), to be paid according to the same terms and conditions as before.

Considering the increase in the price of the Offer, together with the reasons detailed in my letter dated October 24, 2008, and in light of the factors described on pages 10 to 12 of the Supplement to the Offer to Purchase filed by Telefónica, S.A. with the U.S. Securities and Exchange Commission, and sent to the Chilean Securities and Exchange Commission on October 24, 2008, I ratify the conclusions contained in said letter dated October 24, 2008 and I conclude that the offered price constitutes a fair price to CTC shareholders and I recommend the acceptance of the Offer.

I caution that the final decision regarding whether or not to tender your shares must be made by you. You should make an informed decision after consulting your legal, financial, tax and other advisors as appropriate in order to receive the full benefits of the offer.

Kind Regards,

/s/ Fernando Bustamante Huerta
Fernando Bustamante Huerta

Santiago, Chile, October 24, 2008

Shareholders of Compañía de Telecomunicaciones de Chile S.A.

Re: Increase in the offered price for shares of Compañía de Telecomunicaciones de Chile S.A. by Telefónica, S.A. through its affiliate Inversiones Telefónica Internacional Holding Limitada.

Dear Shareholders:

As part of the tender offer (the “Offer to Purchase”) launched by Inversiones Telefónica Internacional Holding Limitada (the “Offeror”), and in accordance with the announcement published in the Diario Financiero on October 13, 2008, the Offeror has stated that it has increased its offer for Compañía de Telecomunicaciones de Chile S.A. (“CTC”) Series A Common Stock from $1,000 to $1,100 Chilean pesos per share and for CTC Series B Common Stock from $900 to $990 Chilean pesos per share (the “Offer”), to be paid according to the same terms and conditions as before.

Considering the increase in the price of the Offer, together with the reasons detailed in my letter dated October 24, 2008, and in light of the factors described on pages 10 to 12 of the Supplement to the Offer to Purchase filed by Telefónica, S.A. with the U.S. Securities and Exchange Commission, and sent to the Chilean Securities and Exchange Commission on October 24, 2008, I ratify the conclusions contained in said letter dated October 24, 2008 and I conclude that the offered price constitutes a fair price to CTC shareholders and I recommend the acceptance of the Offer.

I caution that the final decision regarding whether or not to tender your shares must be made by you. You should make an informed decision after consulting your legal, financial, tax and other advisors as appropriate.

Kind Regards,

/s/ Emilio Gilolmo López
Emilio Gilolmo López

Santiago, Chile, October 24, 2008

Shareholders of Compañía de Telecomunicaciones de Chile S.A.

Re: Increase in the offered price for shares of Compañía de Telecomunicaciones de Chile S.A. by Telefónica, S.A. through its affiliate Inversiones Telefónica Internacional Holding Limitada.

Dear Shareholders:

As part of the tender offer (the “Offer to Purchase”) launched by Inversiones Telefónica Internacional Holding Limitada (the “Offeror”), and in accordance with the announcement published in the Diario Financiero on October 13, 2008, the Offeror has stated that it has increased its offer for Compañía de Telecomunicaciones de Chile S.A. (“CTC”) Series A Common Stock from $1,000 to $1,100 Chilean pesos per share and for CTC Series B Common Stock from $900 to $990 Chilean pesos per share (the “Offer”), to be paid according to the same terms and conditions as before.

Considering the increase in the price of the Offer, together with the reasons detailed in my letter dated October 24, 2008, and in light of the factors described on pages 10 to 12 of the Supplement to the Offer to Purchase filed by Telefónica, S.A. with the U.S. Securities and Exchange Commission, I ratify the conclusions contained in said letter dated October 24, 2008. The severe volatility and decreases in value that have affected security prices in capital markets around the world during the month of October serve, in my opinion, to make the offered price a good alternative for CTC shareholders and, for this reason, I recommend the acceptance of the Offer.

Nevertheless, I caution that the final decision regarding whether or not to tender your shares must be made by you. You should make an informed decision after consulting your legal, financial, tax and other advisors as appropriate.

Kind Regards,

/s/ Andrés Concha Rodríguez
Andrés Concha Rodríguez
Director

Santiago, Chile, October 24, 2008

Shareholders of Compañía de Telecomunicaciones de Chile S.A.

Re: Increase in the offered price for shares of Compañía de Telecomunicaciones de Chile S.A. by Telefónica, S.A. through its affiliate Inversiones Telefónica Internacional Holding Limitada.

Dear Shareholders:

As part of the tender offer (the “Offer to Purchase”) launched by Inversiones Telefónica Internacional Holding Limitada (the “Offeror”), and in accordance with the announcement published in the Diario Financiero on October 13, 2008, the Offeror has stated that it has increased its offer for Compañía de Telecomunicaciones de Chile S.A. (“CTC”) Series A Common Stock from $1,000 to $1,100 Chilean pesos per share and for CTC Series B Common Stock from $900 to $990 Chilean pesos per share (the “Offer”), to be paid according to the same terms and conditions as before.

Considering the increase in the price of the Offer, together with the reasons detailed in my letter dated October 24, 2008, and in light of the factors described on pages 10 to 12 of the Supplement to the Offer to Purchase filed by Telefónica, S.A. with the U.S. Securities and Exchange Commission, and sent to the Chilean Securities and Exchange Commission on October 24, 2008, I ratify the conclusions contained in said letter dated October 24, 2008. In addition to the reasons set forth therein, due to the volatility observed in the capital markets in recent weeks and the increase in uncertainty, I consider that in the present circumstances the offered price constitutes a reasonable price to CTC shareholders. If I were a CTC shareholder, I would accept the Offer.

Nevertheless, the final decision regarding whether or not to tender your shares must be made by you. You should make an informed decision after consulting your legal, financial, tax and other advisors as appropriate.

Kind Regards,

/s/ Carlos Díaz Vergara
Carlos Díaz Vergara
Deputy Director

Santiago, Chile, October 24, 2008

Shareholders of Compañía de Telecomunicaciones de Chile S.A.

Re: Increase in the offered price for shares of Compañía de Telecomunicaciones de Chile S.A. by Telefónica, S.A. through its affiliate Inversiones Telefónica Internacional Holding Limitada.

Dear Shareholders:

As part of the tender offer (the “Offer to Purchase”) launched by Inversiones Telefónica Internacional Holding Limitada (the “Offeror”), and in accordance with the announcement published in the Diario Financiero on October 13, 2008, the Offeror has stated that it has increased its offer for Compañía de Telecomunicaciones de Chile S.A. (“CTC”) Series A Common Stock from $1,000 to $1,100 Chilean pesos per share and for CTC Series B Common Stock from $900 to $990 Chilean pesos per share (the “Offer”), to be paid according to the same terms and conditions as before.

Considering the increase in the price of the Offer, together with the reasons detailed in my letter dated October 24, 2008, and in light of the factors described on pages 10 to 12 of the Supplement to the Offer to Purchase filed by Telefónica, S.A. with the U.S. Securities and Exchange Commission, and sent to the Chilean Securities and Exchange Commission on October 24, 2008, I ratify the conclusions contained in said letter dated October 24, 2008. In addition to the reasons set forth therein, due to the volatility observed in the capital markets in recent weeks and the increase in uncertainty, I consider that in the present circumstances the offered price constitutes a reasonable price to CTC shareholders. If I were a CTC shareholder, I would accept the Offer.

Nevertheless, I caution that the final decision regarding whether or not to tender your shares must be made by you. You should make an informed decision after consulting your legal, financial, tax and other advisors as appropriate.

Kind Regards,

/s/ Patricio Rojas Ramos
Patricio Rojas Ramos
Director

Santiago, Chile, October 24, 2008

Shareholders of Compañía de Telecomunicaciones de Chile S.A.

Re: Increase in the offered price for shares of Compañía de Telecomunicaciones de Chile S.A. by Telefónica, S.A. through its affiliate Inversiones Telefónica Internacional Holding Limitada.

Dear Shareholders:

As part of the tender offer (the “Offer to Purchase”) launched by Inversiones Telefónica Internacional Holding Limitada (the “Offeror”), and in accordance with the announcement published in the Diario Financiero on October 13, 2008, the Offeror has stated that it has increased its offer for Compañía de Telecomunicaciones de Chile S.A. (“CTC”) Series A Common Stock from $1,000 to $1,100 Chilean pesos per share and for CTC Series B Common Stock from $900 to $990 Chilean pesos per share (the “Offer”), to be paid according to the same terms and conditions as before.

Considering the increase in the price of the Offer, together with the reasons detailed in my letter dated October 24, 2008, and in light of the factors described on pages 10 to 12 of the Supplement to the Offer to Purchase filed by Telefónica, S.A. with the U.S. Securities and Exchange Commission, and sent to the Chilean Securities and Exchange Commission on October 24, 2008, I ratify the conclusions contained in said letter dated October 24, 2008 and consider that the offered price constitutes a reasonable price to CTC shareholders, which leads me to recommend the acceptance of the Offer.

Nevertheless, I caution that the final decision regarding whether or not to tender your shares must be made by you. You should make an informed decision after consulting your legal, financial, tax and other advisors as appropriate.

Kind Regards,

/s/ Narcis Serra
Narcis Serra
Director